WARBURG PINCUS ADVISOR FUNDS                                    OCTOBER 31, 2000
JAPAN GROWTH FUND
JAPAN SMALL COMPANY FUND
[graphic omitted]
--------------------------------------------------------------------------------
                                        A

                                  ANNUAL REPORT

--------------------------------------------------------------------------------

More complete information about the Funds, including charges and expenses, is provided in the PROSPECTUS, which must precede or accompany this document and which should be read carefully before investing. You may obtain additional copies by calling 800-222-8977 or by writing to Warburg Pincus Advisor Funds, P.O. Box 9030, Boston, MA 02205-9030.


[Warburg Pincus and Credit Suisse logos omitted]

FROM TIME TO TIME, THE FUNDS' INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES AND/OR REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.

RETURNS ARE HISTORICAL AND INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS.

THE VIEWS OF THE FUNDS' MANAGEMENT ARE AS OF THE DATE OF THE LETTERS AND PORTFOLIO HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF OCTOBER 31, 2000; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE. FUND INVESTMENTS ARE SUBJECT TO INVESTMENT RISKS, INCLUDING LOSS OF YOUR INVESTMENT.

WARBURG PINCUS JAPAN GROWTH FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                                December 6, 2000

Dear Shareholder:

   For the 12 months ended October 31, 2000, the Advisor Class shares of Warburg Pincus Japan Growth Fund had a loss of 40.47%, vs. a loss of 15.14% for the U.S.-dollar-denominated Tokyo Stock Exchange Index. In light of the current state of the Japanese market, the Fund's performance may be further adversely affected for periods after October 31, 2000.

   The period was a negative one for Japanese stocks. The market initially rallied, capping a very positive 1999, with technology and Internet-related names accounting for the bulk of the gains. However, as 2000 progressed, the market turned down and the previously favored high-tech names fell stunningly out of favor. Investors, already skeptical about Japan's economic recovery, were quick to take profits on any negative news, for example, revenue shortfalls that were announced by leading Japanese Internet companies. The situation worsened over the March-through-May span amid a global selloff in technology and telecommunications stocks. This "Nasdaq contagion" lowered investors' tolerance for risk in general while hampering a dominant market sector in Japan. Over the latter part of the period, Japan's market had occasional rallies that proved to be false starts.

   It was obviously a very disappointing year for the Fund and its shareholders. The downturn in the technology stocks that we continued to focus on weighed heavily on the Fund's return, and resulted in the Fund surrendering a large part of the gain it generated in 1999. Certain Internet-related holdings proved to be particular liabilities for the 12 months. The Fund's poor performance for the period notwithstanding, we remain committed to investing in companies that we believe represent the best of a "new Japanese economy." We define these as companies well-positioned to benefit from the spread of a Western management philosophy in Japan combined with rising levels of information-technology commitments.

   In terms of sector focus, we continued to emphasize the software, communications and electronic-component areas. We believe these companies have good long-term prospects, driven by such trends as increased computer demand within Japan and the accelerating usage of Internet and wireless communications globally.

   We also maintained a large position in the financial-services sector, where a number of companies stand to gain from Japan's expanding equity culture. Such a culture is becoming a top priority due to extensive underfunded pension liabilities. Over time, and with an eye on retirement, more and more

WARBURG PINCUS JAPAN GROWTH FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 2000 (CONT'D)
--------------------------------------------------------------------------------

Japanese investors are likely to shift from safe, but low-yielding bonds in favor of equities, a lucrative area for asset-management companies. In addition, Japan continues to see an acceleration of merger and acquisition activity and the growth of venture financing, two developments driving demand for financial-services companies here.

   Going forward, we believe that certain positive catalysts can help Japan's market to right itself. Japan's economic recovery, in our view, remains on track and has good potential to deliver better-than-expected news in the long-term. Recent encouraging data include an upturn in Gross Domestic Product ("GDP"), good industrial production growth and the ongoing creation of new jobs. And recent TANKAN surveys (conducted by the Bank of Japan) indicate that Japanese manufacturers have become more optimistic.

   Another encouraging development is the above-noted growth of information-technology ("IT") expenditures in Japan. We believe this will be the true engine pulling the economy forward, as opposed to government spending programs, which can aid consumption but have little overall long-term positive impact. Based on our extensive contact with Japanese managements, we believe the commitment to IT capital will remain substantial, helping to boost productivity and profits as it has in the U.S.

   Of course, certain factors could continue to restrain Japan's equity market, at least over the near term. Many investors, in particular foreign (i.e., non-Japanese) investors, could remain concerned that Japan's economic rebound will prove temporary. Some of this concern is understandable, especially in the wake of the Bank of Japan's surprise interest-rate hike in August. News of bankruptcies--including the collapse of a major Japanese retailer this summer--has no doubt contributed to the skepticism.

   But all told, we believe that investors' attention to Japan could well increase heading into next year, especially given the compelling valuations stocks here currently offer. Most Japanese equities were well below their historic highs even at the end of last year's strong rally. Now, many are trading at very compelling prices, especially as measured by price-to-book values. We believe that this could draw renewed investor interest in Japan, provided that the overall mix of economic and profit news remains encouraging.

   Exactly how much good news is required to rekindle interest in Japan as an asset class is uncertain. Foreign investors--the source of selling pressure in Japan this year--may remain on the sidelines until Japan logs two or three more quarters of GDP growth, for example, or until sentiment improves in the technology sector. In any event, when foreign investors do return to Japan, the impact could be substantial. Japan remains the world's second-

WARBURG PINCUS JAPAN GROWTH FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 2000 (CONT'D)
--------------------------------------------------------------------------------


largest economy, and stands to account for a much larger, proportionate share of global portfolios once investors become more confident in the market. As ever, we will continue to focus on those companies we believe have the brightest long-term prospects.

P. Nicholas Edwards                                   Todd Jacobson
Co-Portfolio Manager                                  Co-Portfolio Manager

   INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. THERE ARE ALSO RISKS ASSOCIATED WITH INVESTING IN JAPAN, INCLUDING THE RISK OF INVESTING IN A SINGLE-COUNTRY FUND. THESE ARE DETAILED IN THE FUND'S PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

WARBURG PINCUS JAPAN GROWTH FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 2000 (CONT'D)
--------------------------------------------------------------------------------

   GROWTH OF $10,000 INVESTED IN ADVISOR CLASS SHARES OF WARBURG PINCUS JAPAN
               GROWTH FUND SINCE INCEPTION AS OF OCTOBER 31, 2000

   The graph below illustrates a hypothetical investment of $10,000 in Advisor Class shares of Warburg Pincus Japan Growth Fund (the "Fund") from December 29, 1995 (inception) to October 31, 2000, compared to the Tokyo Stock Exchange Index ("Topix")1 for the same time period. Past performance does not predict future results.

[line graph omitted]
plot points as follows:

                   Japan Growth              Tokyo Stock Exchange Index (US$)
Dec-95             10000                     10000
01/31/96           9880                      9864.7
02/29/96           9650                      9701.14
03/31/96           10070                     10020.9
04/30/96           10770                     10688.4
05/31/96           10640                     10164.8
06/30/96           11060                     10208.3
07/31/96           10460                     9706.84
08/31/96           10170                     9292.84
09/30/96           10350                     9554.8
10/31/96           9830                      8913.58
11/30/96           9840                      8979.54
12/31/96           9420                      8291.71
01/31/97           9180                      7402.59
02/28/97           9300                      7549.23
03/31/97           9260                      7272.33
04/30/97           9640                      7450.94
05/31/97           10820                     8377.39
06/30/97           11370                     8920.49
07/31/97           12100                     8572.95
08/31/97           10930                     7809.01
09/30/97           10970                     7569.67
10/31/97           9890                      6995.28
11/30/97           10040.3                   6468.54
12/31/97           10287.3                   5962.7
01/31/98           11088.7                   6600.59
02/28/98           11056.5                   6655.5
03/31/98           10850.9                   6207.06
04/30/98           11164.5                   6125.43
05/31/98           11012.7                   5838.15
06/30/98           11023.7                   5875.92
07/31/98           11901.1                   5798.24
08/31/98           10861                     5202.18
09/30/98           10005.1                   5093.46
10/31/98           9430.84                   5909.94
11/30/98           10568.2                   6191.25
12/31/98           10384.3                   6419.09
01/31/99           11152.8                   6451.19
02/28/99           11433.8                   6297.65
03/31/99           13209.5                   7144.05
04/30/99           14574                     7484.11
05/31/99           13999.8                   7148.82
06/30/99           18308.9                   7857.98
07/31/99           20279                     8659.5
08/31/99           22087.9                   8934.87
09/30/99           24643.4                   9521
10/31/99           26181.2                   10086.5
11/30/99           31637.3                   10817.8
12/31/99           37408                     11336
01/31/00           32320.5                   10754.5
02/29/00           35235.8                   10551.2
03/31/00           30701                     11221.2
04/30/00           25874.8                   10297.7
05/31/00           21100.9                   9550.08
06/30/00           21590.4                   10163.2
07/31/00           17807.8                   8963.94
08/31/00           21426.3                   9588.73
09/30/00           18546.6                   9212.85
10/31/00           15584.7                   8559.66

Average Annual
Total Returns
for periods ended
10/31/00
(Advisor Class
shares)
--------------------------------------------------------------------------------
1 year
-40.47%
--------------------------------------------------------------------------------
3 year
13.33%
--------------------------------------------------------------------------------
Since Inception
(12/29/95)
7.81%
--------------------------------------------------------------------------------


                                                                        FUND
                                                                       -------
1 Year Total Return (9/30/99 to 9/30/00) ...........................   -24.74%
3 Year Average Annual Total Return (9/30/97 to 9/30/00) ............    16.01%
Average Annual Total Return Since Inception
   (12/29/95 to 9/30/00) ...........................................    11.97%

---------------------------
1 The Topix is an unmanaged capitalization-weighted index (with no defined investment objective) designed to reflect the general movement of the Japanese stock market. The index consists of all shares listed on the First Section of the Tokyo Stock Exchange, which is generally reserved for Japan's larger companies.

WARBURG PINCUS JAPAN SMALL COMPANY FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                                December 6, 2000

Dear Shareholder:

   For the 12 months ended October 31, 2000, the Advisor Class shares of Warburg Pincus Japan Small Company Fund had a loss of 41.99%, vs. losses of 18.80% and 22.40% for the yen- and dollar-denominated JASDAQ indexes, respectively, and a loss of 15.78% for the Morgan Stanley Japan Small Company Index. In light of the current state of the Japanese market, the Fund's performance may be further adversely affected for periods after October 31, 2000.

   Japanese equities suffered a dramatic setback in the period, with weakness evident across the market-capitalization spectrum. These stocks initially surged, capping a very positive 1999, with technology and Internet-related names accounting for the bulk of the gains. However, the market soon turned down and the previously favored high-tech names fell stunningly out of favor. Investors, already skeptical about Japan's economic recovery, were quick to take profits on any negative news, for example, revenue shortfalls that were announced by leading Japanese Internet companies. The situation worsened over the
March-through-May span amid a global selloff in technology and telecommunications stocks. This "Nasdaq contagion" lowered investors' tolerance for risk in general while hampering a dominant market sector in Japan. Sentiment toward Japanese equities remained weak through the end of the period.

   It was clearly a disappointing year for the Fund and its shareholders. It was also a frustrating one from a manager's perspective, as the turmoil occurred despite a general continued improvement in Japan's economy and profit backdrop. The Fund was hurt by the negative sentiment toward Japan as an asset class in 2000 and by its focus on technology and communications stocks. The downturn in the technology stocks that we continued to focus on weighed heavily on the Fund's return, and resulted in the Fund surrendering a large part of the gain it generated in 1999. Certain Internet-related holdings especially hampered the Fund's return. The Fund's poor showing notwithstanding, we remain committed to investing in companies that we believe represent the best of a "new Japanese economy." By which we refer not to "dot com" companies, but rather companies well-positioned to benefit from the Western management philosophy that is taking hold in Japan combined with an increased emphasis on information technology.

   With respect to sector and industry concentration, we continued to emphasize the technology group, defined to include software, communications and electronic-component stocks. We believe a number of these companies have good long-term prospects, driven by such trends as increased computer

WARBURG PINCUS JAPAN SMALL COMPANY FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 2000 (CONT'D)
--------------------------------------------------------------------------------

demand within Japan and the accelerating usage of Internet and wireless communications globally. We also maintained a large position in the financial-services sector, where we believe a number of companies stand to gain from Japan's ongoing embrace of equity investing.

   Looking out over 2001 and beyond, we believe certain trends could help Japan's market right itself and resume an upward if volatile path. One factor we view as especially encouraging is the growth of information-technology ("IT") expenditures in Japan. We believe this will be the true engine pulling the economy forward, as opposed to government spending programs, which can provide temporary benefits while adding to long-term debt. Based on our contact with Japanese managements, we believe that the commitment to IT capital is increasing, as well as broadening to include more and more medium and small-sized companies.

   There were some interesting developments in the period on the IT and "E-Japan" front. In September, Japan's government launched a potentially very important initiative to spur IT-fueled productivity improvements. While aspects of the package are dubious, it contains in our view a number of useful measures. These include incentives for learning computer skills and the introduction, in 2001, of required computer studies in Japanese schools. We expect to see a significant rise in computer sales and Internet usage as a result of these developments, to the benefit of a number of small Japanese companies. The plan also has a compelling deregulation component, one that should facilitate the growth of business-related e-mail while further liberating Japan's domestic telecommunications market.

   We also see grounds for optimism regarding Japan's economy. While projected Gross Domestic Product ("GDP") growth here is hardly robust, we believe that a steady recovery is on track, one that will particularly benefit Japan's domestically oriented small companies over time. Recent encouraging data include better-than-expected GDP numbers, good industrial production growth and the ongoing creation of new jobs. And recent TANKAN surveys (conducted by the Bank of Japan) indicate that Japanese manufacturers are becoming more optimistic.

   To be sure, certain factors could continue to weigh on Japan's equity market over the near-to-intermediate term. Investors could remain concerned that Japan's economic rebound will prove temporary. And worries over Japan's large debt burden could keep investors at bay, especially in the wake of the Bank of Japan's surprise interest-rate hike in August (our view is that sustained economic growth will ease Japan's debt load over the next five years, as it has in the U.S. and Europe).

WARBURG PINCUS JAPAN SMALL COMPANY FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 2000 (CONT'D)
--------------------------------------------------------------------------------

   But all told, we believe that investor attention to Japan could well increase heading into next year, especially given the compelling valuations stocks here currently offer. Most Japanese equities were well below their historic highs even at the end of last year's strong rally. Now, many are trading at very compelling prices, especially as measured by price-to-book values. This could draw renewed investor interest in Japan, provided that the overall mix of economic and profit news remains encouraging.

   Exactly what sparks a revival in Japanese stocks, including the market's small-cap securities, is of course unknown. But when investors, especially foreign (i.e., non-Japanese) investors, do become more positive on Japan as an asset class the potential impact could be dramatic. Japan is after all the world's second-largest economy, and in better times would account for a much larger, proportionate share of global portfolios than it does at present. As ever, we will continue in our attempt to add value over the long term via careful company selection.

P. Nicholas Edwards                                  Todd Jacobson
Co-Portfolio Manager                                 Co-Portfolio Manager

   INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. THERE ARE ALSO RISKS ASSOCIATED WITH INVESTING IN JAPAN, INCLUDING THE RISK OF INVESTING IN A SINGLE-COUNTRY FUND. THESE ARE DETAILED IN THE FUND'S PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

WARBURG PINCUS JAPAN SMALL COMPANY FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 2000 (CONT'D)
--------------------------------------------------------------------------------

   GROWTH OF $10,000 INVESTED IN ADVISOR CLASS SHARES OF WARBURG PINCUS JAPAN
           SMALL COMPANY FUND SINCE INCEPTION AS OF OCTOBER 31, 2000

   The graph below illustrates a hypothetical investment of $10,000 in Advisor Class shares of Warburg Pincus Japan Small Company Fund (the "Fund") from September 30, 1994 (inception) to October 31, 2000, compared to the JASDAQ Over-The Counter-Composite Index ("JASDAQ Index")1 and the Morgan Stanley Capital International Japan Small Company Index ("MSCI")2 for the same time period. Past performance does not predict future results.

[line graph omitted]
plot points as follows:
                                                               MS-Japan Small
               Japan OTC       JASDAQ (Yen)    JASDAQ (US$)      Cap Index
   9/30/94       10000           10000           10000            10000
   10/31/94      9850            9698.9          9901             10163.6
   11/30/94      9150            9124.92         9126.64          9334.35
   12/31/94      9630            9548.5          9472.36          9621.94
   01/31/95      9000            8666.98         8669.48          9275.36
   02/28/95      8610            7845.09         8030.11          8544.65
   03/31/95      7860            7349.44         8419.25          8988.46
   04/30/95      7840            7304.02         8603.88          9217.03
   05/31/95      7310            6987.24         8170.25          8270.44
   06/30/95      7290            6819.48         7949.73          7781.08
   07/31/95      8280            7440.73         8364.87          8557.4
   08/31/95      9000            7996.11         8079.96          8590.26
   09/30/95      9080            8300.44         8327.77          8453.5
   10/31/95      9080            8192.29         7930.04          8127.03
   11/30/95      9180            8085.71         7881.82          8603.68
   12/31/95      9510.28         8493.63         8149.49          9014.59
   01/31/96      9645.55         8706.99         8060.33          9197.59
   02/29/96      9187.73         8550.18         8046.79          8995.15
   03/31/96      9333.4          9075.76         8411.15          9249.89
   04/30/96      9812.03         9615.4          9085.3           10085.2
   05/31/96      9666.36         9593.57         8783.04          9615.19
   06/30/96      10197           9836.77         8875.96          9556.15
   07/31/96      9707.98         9270.47         8597.17          8799.3
   08/31/96      9406.23         8846.99         8063.11          8479.54
   09/30/96      9291.78         8746.67         7773.16          8485.56
   10/31/96      8792.33         8211.72         7146.1           7884.87
   11/30/96      8407.34         7737.91         6729.48          7676.39
   12/31/96      8240.86         7386.6          6298.12          6703.71
   01/31/97      7533.31         6930.11         5650.05          6019.94
   02/28/97      7283.59         6768.57         5549.7           5974.36
   03/31/97      7137.92         6454.85         5159.39          5444.08
   04/30/97      7408.45         6602.34         5148.3           5330.79
   05/31/97      8063.97         6872.18         5836.16          6351.74
   06/30/97      8188.83         7032.23         6081.57          6499.86
   07/31/97      8365.72         6484.7          5421.05          5804.05
   08/31/97      7450.07         5766.13         4744.4           5111.57
   09/30/97      7127.51         5270.36         4320.58          4264.23
   10/31/97      6628.06         5146.45         4235.12          4392.28
   11/30/97      6232.37         4487.71         3480.42          3601.89
   12/31/97      6082.79         4343.2          3305.7           2979.77
   01/31/98      6667.96         5002.2          3904.37          3834.49
   02/28/98      6529.93         4920.66         3854.82          4124.07
   03/31/98      6210.62         4639.84         3443.36          3718.51
   04/30/98      6572.07         4600.68         3445.84          3571.03
   05/31/98      6582.59         4606.94         3290.95          3429.58
   06/30/98      6720.82         4457.86         3179.38          3476.5
   07/31/98      7252.44         4686.95         3212.86          3488.56
   08/31/98      6582.32         4183.1          2932.38          3128.58
   09/30/98      6039.93         3919.48         2849.33          2924.78
   10/31/98      5922.76         3729.62         3167.86          3358.5
   11/30/98      6645.93         4332.14         3487.62          3648.78
   12/31/98      6858.6          4431            3887.31          3690.99
   01/31/99      7453.92         4755.79         4047.81          3766.73
   02/28/99      8081.54         5411.66         4513.84          3725.18
   03/31/99      9357.62         6404.87         5351.65          4202.49
   04/30/99      10751           7311.8          6061.82          4509.53
   05/31/99      10314.5         6701.41         5444.6           4207.88
   06/30/99      13770.9         9127.18         7462.32          4741.48
   07/31/99      15514.2         9640.22         8312.27          5008.43
   08/31/99      16885.7         10459.2         9439.42          5257.85
   09/30/99      18874.8         11488.5         10677.9          5364.06
   10/31/99      19843.1         12186.8         11555.6          5338.31
   11/30/99      25012.3         13999.1         13557            5302.54
   12/31/99      29471.9         15263.2         14756.7          4913.76
   01/31/00      26156.4         16287.9         15057.9          4988.16
   02/29/00      29407.6         19727.1         17770.7          4917.77
   03/31/00      23961.3         17092.7         16491.7          5318.67
   04/30/00      19250.5         15716.7         14391            4750.21
   05/31/00      15712.3         13448           12358.6          4930.53
   06/30/00      16788.6         14176.1         13258.3          5652.51
   07/31/00      13697.8         11289.1         10194.7          4839.9
   08/31/00      16362           13035.5         12095.8          5378.73
   09/30/00      14172.8         11772.5         10779.7          4994.2
   10/31/00      11512.5         9895.92         8967.59          4496.58

--------------------------------------------------------------------------------
   Average Annual
   Total Returns
   for periods ended
   10/31/00
   (Advisor Class
   shares)
--------------------------------------------------------------------------------
   1 year
   -41.99%
--------------------------------------------------------------------------------
   3 year
   20.21%
--------------------------------------------------------------------------------
   5 year
   4.86%
--------------------------------------------------------------------------------
   Since Inception
   (9/30/94)
   2.34%
--------------------------------------------------------------------------------

                                                                       FUND
                                                                      ------
1 Year Total Return (9/30/99 to 9/30/00)                              -24.92%
3 Year Average Annual Total Return (9/30/97 to 9/30/00)                25.75%
Average Annual Total Return Since Inception
   (9/30/94 to 9/30/00)                                                 5.98%

---------------------------
1 The JASDAQ Over-The-Counter Composite Index is an unmanaged index (with no defined investment objective) composed of stocks traded over-the-counter in Japan.
2 The Morgan Stanley Capital International Japan Small Company Index is composed of small-cap Japanese stocks.

WARBURG PINCUS JAPAN GROWTH FUND
SCHEDULE OF INVESTMENTS
October 31, 2000
--------------------------------------------------------------------------------
                                                            NUMBER
                                                              OF
                                                            SHARES      VALUE
                                                            --------    -----
COMMON STOCKS (95.3%)
COMMERCIAL SERVICES & SUPPLIES (3.8%)
    Trans Cosmos, Inc.                                      94,500 $  6,828,743
                                                                   ------------
COMMUNICATIONS EQUIPMENT (1.6%)
    Yozan, Inc.1                                                60    2,857,502
                                                                   ------------
COMPUTERS & PERIPHERALS (3.6%)
    Obic Co., Ltd.                                          19,400    6,485,247
                                                                   ------------
DIVERSIFIED FINANCIALS (19.6%)
    Daiwa Securities Group, Inc.                           808,000    8,946,838
    Nomura Securities Co., Ltd.                            583,000   12,360,939
    Orix Corp.                                             104,700   10,979,539
    Shohkoh Fund & Co., Ltd.                                35,940    2,949,294
                                                                   ------------
                                                                     35,236,610
                                                                   ------------
DIVERSIFIED TELECOMMUNICATIONS SERVICES (1.7%)
    Japan Telecom Co., Ltd.                                    150    3,022,358
                                                                   ------------
ELECTRICAL EQUIPMENT (4.2%)
    Furukawa Electric Co., Ltd.                            287,000    7,543,896
                                                                   ------------
HEALTH CARE EQUIPMENT & SUPPLIES (7.2%)
    Hoya Corp.                                             157,000   12,969,945
                                                                   ------------
HOUSEHOLD DURABLES (5.8%)
    Sony Corp.                                             129,200   10,318,366
                                                                   ------------
INTERNET SOFTWARE & SERVICES (6.2%)
    Internet Intitiative Japan, Inc. ADR1                  132,700    3,317,500
    Softbank Corp.                                         131,400    7,882,584
                                                                   ------------
                                                                     11,200,084
                                                                   ------------
IT CONSULTING & SERVICES (4.7%)
    Fujitsu Support & Service, Inc.                         70,000    8,501,068
                                                                   ------------
MEDIA (1.0%)
    Kadokawa Shoten Publishing Co., Ltd.                    26,000      852,488
    Kadokawa Shoten Publishing Co., Ltd. New1               26,000      857,251
                                                                   ------------
                                                                      1,709,739
                                                                   ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (19.1%)
    Disco Corp.                                             97,500    9,188,654
    Rohm Co., Ltd.                                          44,000   11,086,008
    Tokyo Electronics, Ltd.                                115,000    8,994,720
    Tokyo Seimitsu Co., Ltd.                                70,000    4,936,518
                                                                   ------------
                                                                     34,205,900
                                                                   ------------
SOFTWARE (7.8%)
    Konami Co., Ltd.                                       165,500   13,944,975
                                                                   ------------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS JAPAN GROWTH FUND
SCHEDULE OF INVESTMENTS (CONT'D)
October 31, 2000
--------------------------------------------------------------------------------
                                                            NUMBER
                                                              OF
                                                            SHARES      VALUE
                                                            -------     -----
COMMON STOCKS (CONT'D)
TECHNOLOGY HARDWARE & EQUIPMENT (2.1%)
    Seikoh Giken Co., Ltd.                                  11,700 $  3,739,756
                                                                   ------------
WIRELESS TELECOMMUNICATIONS SERVICES (6.9%)
    NTT DoCoMo, Inc.                                           500   12,318,398
                                                                   ------------
TOTAL COMMON STOCKS (Cost $151,095,963)                             170,882,587
                                                                   ------------
TOTAL INVESTMENTS AT VALUE (95.3%) (Cost $151,095,9632)             170,882,587
OTHER ASSETS IN EXCESS OF LIABILITIES (4.7%)                          8,451,474
                                                                   ------------
NET ASSETS (100.0%)                                                $179,334,061
                                                                   ============
                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt

--------------------------------------------------------------------------------
1 Non-income producing security.
2 Cost for federal income tax purposes is $151,184,296.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS JAPAN SMALL COMPANY FUND
SCHEDULE OF INVESTMENTS
October 31, 2000
--------------------------------------------------------------------------------
                                                            NUMBER
                                                              OF
                                                            SHARES      VALUE
                                                            -------     -----
COMMON STOCKS (94.1%)
CAPITAL GOODS (3.5%)
    Funai Electric Co., Ltd.                                84,000 $  6,339,258
                                                                   ------------
COMMERCIAL SERVICES & SUPPLIES (5.1%)
    Trans Cosmos, Inc.                                     125,400    9,061,633
                                                                   ------------
COMMUNICATIONS EQUIPMENT (1.6%)
    Yozan, Inc.1                                                60    2,857,502
                                                                   ------------
COMPUTERS & PERIPHERALS (5.3%)
    Obic Co., Ltd.                                          28,400    9,493,867
                                                                   ------------
DIVERSIFIED FINANCIALS (8.2%)
    Daiwa Securities Group, Inc.                           922,000   10,209,140
    Shohkoh Fund & Co., Ltd.                                55,330    4,540,468
                                                                   ------------
                                                                     14,749,608
                                                                   ------------
ELECTRICAL EQUIPMENT (12.9%)
    Megachips Corp.                                        220,000    8,643,943
    Furukawa Electric Co., Ltd.                            555,000   14,588,371
                                                                   ------------
                                                                     23,232,314
                                                                   ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.1%)
    Seikoh Giken Co., Ltd.                                   6,400    2,045,678
                                                                   ------------
HOUSEHOLD DURABLES (6.0%)
    Sony Corp.                                             136,000   10,861,438
                                                                   ------------
INTERNET SOFTWARE & SERVICES (8.4%)
    Internet Intitiative Japan, Inc. ADR1                  242,900    6,072,500
    Softbank Corp.                                         150,500    9,028,378
                                                                   ------------
                                                                     15,100,878
                                                                   ------------
IT CONSULTING & SERVICES (5.4%)
    Fujitsu Support & Service, Inc.                         80,000    9,715,506
                                                                   ------------
MEDIA (1.8%)
    Kadokawa Shoten Publishing Co., Ltd.                    48,000    1,573,824
    Kadokawa Shoten Publishing Co., Ltd. New1               48,000    1,582,616
                                                                   ------------
                                                                      3,156,440
                                                                   ------------
REAL ESTATE (0.0%)
    Goldcrest Co., Ltd.                                        300       28,108
                                                                   ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (15.0%)
    Disco Corp.                                            112,600   10,611,718
    Tokyo Electronics, Ltd.                                140,000   10,950,094
    Tokyo Seimitsu Co., Ltd.                                76,400    5,387,856
                                                                   ------------
                                                                     26,949,668
                                                                   ------------
SOFTWARE (9.5%)
    Konami Co., Ltd.                                       203,000   17,104,713
                                                                   ------------



                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS JAPAN SMALL COMPANY FUND
SCHEDULE OF INVESTMENTS (CONT'D)
October 31, 2000
--------------------------------------------------------------------------------
                                                            NUMBER
                                                              OF
                                                            SHARES      VALUE
                                                            -------     -----
COMMON STOCKS (CONT'D)
SOFTWARE & SERVICES (2.2%)
    Trend Micro, Inc.1                                      41,500  $ 3,914,869
                                                                   ------------
SPECIALTY RETAIL (1.0%)
    Jac Holdings Co., Ltd.                                  90,700    1,752,757
                                                                   ------------
WIRELESS TELECOMMUNICATIONS SERVICES (7.1%)
    NTT Mobile Communications Network, Inc.                    515   12,687,951
                                                                   ------------
TOTAL COMMON STOCKS (Cost $139,032,388)                             169,052,188
                                                                   ------------
TOTAL INVESTMENTS AT VALUE (94.1%) (Cost $139,032,3882)             169,052,188
OTHER ASSETS IN EXCESS OF LIABILITIES (5.9%)                         10,676,608
                                                                   ------------
NET ASSETS (100.0%)                                                $179,728,796
                                                                   ============

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt

--------------------------------------------------------------------------------
1     Non-income producing security.
2 Cost for federal income tax purposes is $139,305,426.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS JAPAN FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2000
--------------------------------------------------------------------------------
                                                       JAPAN GROWTH  JAPAN SMALL
                                                           FUND     COMPANY FUND
                                                       ------------ ------------
ASSETS
  Investments at value (Cost $151,095,963 and
    $139,032,388, respectively)                       $170,882,587  $169,052,188
  Cash                                                      32,169        1,064
  Receivable for investments sold                       10,098,626   13,574,829
  Receivable for fund shares sold                        5,200,284    3,732,375
  Dividends and interest receivable                        202,955      195,560
  Prepaid expenses                                          98,814       72,853
                                                      ------------ ------------
    Total Assets                                       186,515,435  186,628,869
                                                      ------------ ------------
LIABILITIES
  Advisory fee payable                                      22,191          236
  Administrative service fee payable                        17,712       18,522
  Directors fees payable                                    11,582       13,396
  Loan payable                                           6,290,000    5,866,000
  Payable for fund shares redeemed                         615,617      546,113
  Distribution fees payable                                 54,693       52,353
  Accrued expenses payable                                 169,579      403,453
                                                      ------------ ------------
    Total Liabilities                                 $  7,181,374 $  6,900,073
                                                      ------------ ------------
NET ASSETS
Capital stock, $0.001 par value                             15,546       37,979
Paid-in capital                                        132,408,255   99,904,025
Accumulated net realized gain from investments and
  foreign currency related transactions                 27,153,651   49,806,884
Net unrealized appreciation from investments and
  foreign currency related transactions                 19,756,609   29,979,908
                                                      ------------ ------------
    Net Assets                                        $179,334,061 $179,728,796
                                                      ============ ============
COMMON SHARES
  Net assets                                          $177,080,299 $177,991,517
  Shares outstanding                                    15,348,229   36,492,499
                                                      ------------ ------------
  Net asset value, offering price and redemption
    price per share                                   $      11.54 $       4.88
                                                      ============ ============
ADVISOR SHARES
  Net assets                                          $  2,253,762  $ 1,737,279
  Shares outstanding                                       197,384      355,482
                                                      ------------ ------------
  Net asset value, offering price and redemption
    price per share                                   $      11.42 $       4.89
                                                      ============ ============

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS JAPAN FUNDS
STATEMENTS OF OPERATIONS
For the Year Ended October 31, 2000
--------------------------------------------------------------------------------

                                                            JAPAN GROWTH   JAPAN SMALL
                                                                FUND      COMPANY FUND
                                                            ------------  ------------
INVESTMENT INCOME:
    Dividends                                             $   1,375,881  $   1,475,912
    Interest                                                    430,979        336,617
    Foreign Taxes Withheld                                     (206,382)      (221,387)
                                                          -------------  -------------
      Total investment income                                 1,600,478      1,591,142
                                                          -------------  -------------
EXPENSES:
    Investment advisory fees                                  5,839,311      7,327,621
    Administrative fees                                         961,581      1,154,423
    Interest expense                                          1,730,474      1,732,108
    Shareholder servicing/distribution fees                   1,180,452      1,476,771
    Transfer agent fees                                         456,881        812,841
    Custodian/Sub-custodian fees                                214,814        290,431
    Printing fees                                               163,488        223,316
    Registration fees                                           127,299         68,110
    Legal fees                                                   56,783         61,095
    Audit fees                                                   16,550         18,400
    Directors fees                                               11,582         13,396
    Insurance expense                                             4,512          4,887
    Miscellaneous expenses                                       15,703         22,269
                                                          -------------  -------------
                                                             10,779,430     13,205,668
    Less: fees waived and transfer agent offsets             (2,591,972)    (2,935,944)
                                                          -------------  -------------
      Total expenses                                          8,187,458     10,269,724
                                                          -------------  -------------
        Net investment loss                                  (6,586,980)    (8,678,582)
                                                          -------------  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain/(loss) from:
    Investments                                              99,778,442    242,167,808
    Foreign currency forward transactions                   (14,594,802)   (28,828,151)
    Other foreign exchange transactions                         988,999      1,907,917
                                                          -------------  -------------
                                                             86,172,639    215,247,574
                                                          -------------  -------------
  Net change in unrealized appreciation/(depreciation) from:
    Investments                                            (166,472,399)  (291,119,161)
    Translation of assets and liabilities in
      foreign currencies                                      1,894,177      4,811,215
                                                          -------------  -------------
                                                           (164,578,222)  (286,307,946)
                                                          -------------  -------------
    Net loss on investments and foreign currency
      transactions                                          (78,405,583)   (71,060,372)
                                                          -------------  -------------
    Net decrease in net assets resulting from operations  $ (84,992,563) $ (79,738,954)
                                                          =============  =============


                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS JAPAN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                      JAPAN GROWTH FUND              JAPAN SMALL COMPANY FUND
                                              ---------------------------------- ----------------------------------
                                                           FOR THE                            FOR THE
                                                          YEAR ENDED                        YEAR ENDED
                                                          OCTOBER 31,                       OCTOBER 31,
                                              ---------------------------------- ----------------------------------
                                                    2000              1999             2000             1999
                                              ----------------  ---------------- ----------------  ----------------
FROM OPERATIONS:
  Net investment loss                         $    (6,586,980)  $    (2,173,969) $    (8,678,582)  $    (3,594,635)
  Net realized gain from investments
    and foreign currency related transactions      86,172,639         7,953,641      215,247,574        39,405,017
  Net change in unrealized appreciation
    (depreciation) from investments and
    foreign currency related translations        (164,578,222)      186,680,181     (286,307,946)      321,862,663
                                              ---------------   ---------------  ---------------   ---------------
  Net increase (decrease) in net assets
    resulting from operations                     (84,992,563)      192,459,853      (79,738,954)      357,673,045
                                              ---------------   ---------------  ---------------   ---------------
FROM DISTRIBUTIONS:
  Distributions from net realized gains
    Common Class shares                           (54,535,191)                0     (160,439,960)                0
    Advisor Class shares                             (765,619)                0       (1,251,909)                0
                                              ---------------   ---------------  ---------------   ---------------
  Net decrease in net assets from
    distributions                                 (55,300,810)                0     (161,691,869)                0
                                              ---------------   ---------------  ---------------   ---------------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares                  3,501,145,734     1,406,117,931    1,461,402,087     2,308,528,324
  Reinvestment of distributions                    51,303,038                 0      150,012,156                 0
  Net asset value of shares redeemed,
    net of redemption fees                     (3,761,685,250)1  (1,110,254,065)  (2,048,946,583)2  (1,844,809,099)
                                              ---------------   ---------------  ---------------   ---------------
    Net increase (decrease) in net assets
      from capital share transactions            (209,236,478)      295,863,866     (437,532,340)      463,719,225
                                              ---------------   ---------------  ---------------   ---------------
    Net increase (decrease) in net assets        (349,529,851)      488,323,719     (678,963,163)      821,392,270
NET ASSETS:
  Beginning of year                               528,863,912        40,540,193      858,691,959        37,299,689
                                              ---------------   ---------------  ---------------   ---------------
  End of year                                 $   179,334,061   $   528,863,912  $   179,728,796   $   858,691,959
                                              ===============   ===============  ===============   ===============

--------------------------------------------------------------------------------
1 Includes $1,346,475 of redemption fees.
2 Includes $6,727,130 of redemption fees.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS JAPAN GROWTH FUND
FINANCIAL HIGHLIGHTS
(For an Advisor Share of the Fund Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                    2000     1999      1998      1997    19961
                                                  -------   -------   ------    ------  ------
PER-SHARE DATA
NET ASSET VALUE, BEGINNING OF PERIOD              $ 24.18   $  8.71   $ 9.89    $ 9.83  $10.00
                                                  -------   -------   ------    ------  ------
INVESTMENT ACTIVITIES:
    Net investment income (loss)                    (0.42)    (0.06)   (0.11)2    0.05   (0.09)
    Net gains (losses) from investments
      and foreign currency related transactions
      (both realized and unrealized)                (8.63)    15.53    (1.07)     0.01   (0.08)
                                                  -------   -------   ------    ------  ------
      Total from investment activities              (9.05)    15.47    (1.18)     0.06   (0.17)
                                                  -------   -------   ------    ------  ------
LESS DISTRIBUTIONS:
    Distributions from net realized gains           (3.73)     0.00     0.00      0.00    0.00
                                                  -------   -------   ------    ------  ------
      Total distributions                           (3.73)     0.00     0.00      0.00    0.00
                                                  -------   -------   ------    ------  ------
REDEMPTION FEES:                                     0.02      0.00     0.00      0.00    0.00
                                                  -------   -------   ------    ------  ------
NET ASSET VALUE, END OF PERIOD:                   $ 11.42   $ 24.18   $ 8.71    $ 9.89  $ 9.83
                                                  =======   =======   ======    ======  ======
      Total return                                 (40.47)%  177.61%  (11.93)%    0.61%   (1.70)%3
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)          $ 2,254   $ 3,375   $   22    $  17   $    1
    Ratio of expenses to average net assets         52.02%     2.01%    2.00%     2.00%   2.00%4
    Ratio of net loss to average net assets         (1.66)%   (1.55)%  (1.11)%   (1.42)% (1.08)%4
    Decrease reflected in above operating expense
      ratios due to waivers/reimbursements           0.58%     0.54%    0.58%     7.25%    3.43%4
Portfolio turnover rate                            117.59%   171.12%   75.82%    93.84%   51.72%3

--------------------------------------------------------------------------------
1 For the period December 29, 1995 (commencement of operations) through October 31, 1996.
2   Per share  information is calculated  using the average  shares  outstanding method.
3   Non annualized.
4   Annualized.
5 Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Advisor Class shares' expense ratio by .02% for the year ended October 31, 2000 and .01%, .00%, .00% and .00% for the years ending October 31, 1999, 1998, 1997 and for the period ending October 31, 1996, respectively. The Advisor Class shares' operating expense ratios after reflecting these arrangements were 2.00% for each of the years ended October 31, 2000, 1999, 1998, 1997 and for the period ending October 31, 1996.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS JAPAN SMALL COMPANY FUND
FINANCIAL HIGHLIGHTS
(For an Advisor Share of the Fund Outstanding Throughout Each Year)
--------------------------------------------------------------------------------

                                               2000      1999      1998     1997    1996
                                             -------   -------   -------  -------  ------
PER-SHARE DATA
Net asset value, beginning of year           $ 18.66    $ 5.57    $ 6.37   $ 8.45  $ 9.08
                                             -------   -------   -------  -------  ------
INVESTMENT ACTIVITIES:
    Net investment income (loss)               (0.22)    (0.06)    (0.62)    0.35   (0.13)
    Net gains (losses) from investments
      and foreign currency related transactions
      (both realized and unrealized)           (5.81)    13.15     (0.06)   (2.43)  (0.14)
                                             -------   -------   -------  -------  ------
      Total from investment activities         (6.03)    13.09     (0.68)   (2.08)  (0.27)
                                             -------   -------   -------  -------  ------
LESS DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment  income       0.00      0.00      0.00     0.00   (0.36)
    Distributions from net  realized gains     (7.87)     0.00     (0.07)    0.00    0.00
    Return of capital                           0.00      0.00     (0.05)    0.00    0.00
                                             -------   -------   -------  -------  ------
      Total dividends and distributions        (7.87)     0.00     (0.12)    0.00   (0.36)
                                             -------   -------   -------  -------  ------
REDEMPTION FEES:                                0.13      0.00      0.00     0.00    0.00
                                             -------   -------   -------  -------  ------
NET ASSET VALUE, END OF YEAR:                $  4.89   $ 18.66   $  5.57  $  6.37  $ 8.45
                                             =======   =======   =======  =======  ======
      Total return                            (41.99)%  235.01%   (10.63)% (24.62)% (3.17)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets,  end of year  (000s  omitted)    $ 1,737   $ 3,410   $     1  $     3  $    1
    Ratio of expenses to average net assets    12.02%     2.01%     2.01%    2.00%   2.01%
    Ratio of net loss to average net assets     1.75%    (1.53)%   (1.18)%  (1.10)% (1.57)%
    Decrease reflected in above operating expense
      ratios due to waivers/reimbursements      0.53%     0.51%    22.81%    6.69%   0.28%
Portfolio turnover rate                        46.02%   249.79%   112.68%  100.60%  95.23%

--------------------------------------------------------------------------------
1 Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Advisor Class shares' expenses ratio by .02% for the year ended October 31, 2000 and .01%, .01%, .00% and .01% for the years ending October 31, 1999, 1998, 1997 and 1996, respectively. The Advisor Class shares' operating expense ratios after reflecting these arrangements were 2.00% for each of the years ended October 31, 2000, 1999, 1998, 1997 and 1996.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS JAPAN FUNDS
NOTES TO FINANCIAL STATEMENTS
October 31, 2000
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

   The Warburg Pincus Japan Growth Fund ("Japan Growth") and the Warburg Pincus Japan Small Company Fund ("Japan Small Company"), each a Maryland Corporation, are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as non-diversified, open-end management investment companies (each, a "Fund" and collectively, the "Funds").

   Investment objectives for each Fund are as follows: Japan Growth seeks long-term growth of capital and Japan Small Company seeks long-term capital appreciation.

   Both Funds offer two classes of shares, one class being referred to as the Common Class shares and one class being referred to as the Advisor Class shares. Common and Advisor Class shares in each Fund represent an equal pro rata interest in such Fund, except that they bear different expenses which reflect the difference in the range of services provided to them. Common Class shares for both Funds bear expenses paid pursuant to a shareholder servicing and distribution plan adopted by each Fund at an annual rate of .25% of the average daily net asset value of each Fund's outstanding Common Class shares. Advisor Class shares for each Fund bear expenses paid pursuant to a distribution plan adopted by each Fund at an annual rate not to exceed .75% of the average daily net asset value of each Fund's Advisor Class shares. Advisor Class shares are currently bearing expenses of .50% of average daily net assets.

   The net asset value of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange. Each Fund's investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the most recent bid price and if there is no bid price available, at the most recent ask price. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Directors believes accurately reflects fair value.

   The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported inthe results of operations for the current period. The Funds do not isolate that portion of realized gains and losses on investments in equity securities which

--------------------------------------------------------------------------------

WARBURG PINCUS JAPAN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 2000
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Funds isolate that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

   The Funds invest in securities of foreign countries and governments (primarily Japan) which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks. In addition, focusing investments in a single country, such as Japan, involves increased risks.

   Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Income, expenses (excluding class-specific expenses, principally distribution and shareholder servicing fees) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

   Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually for both Funds. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

   No provision is made for federal taxes, as it is each Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"), and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

WARBURG PINCUS JAPAN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 2000
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

   Pursuant to an exemptive order issued by the Securities and Exchange Commission, each Fund, along with other Funds advised by Credit Suisse Asset Management, LLC ("CSAM"), can transfer uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by the Funds' custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. At October 31, 2000, neither Fund was invested in repurchase agreements.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

   The Funds have an arrangement with their transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of their transfer agent expense.

   For the year ended October 31, 2000, the Funds received credits or reimbursements under this arrangement as follows:

           FUND                                                   AMOUNT
           ----                                                  --------
           Japan Growth                                          $106,355
           Japan Small Company                                    136,890

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR

   Pursuant to Investment Advisory Agreements, CSAM, an indirect, wholly-owned subsidiary of Credit Suisse Group, serves as investment advisor for the Funds described herein.

   For it's investment advisory services, CSAM receives the following fees based on each Fund's average daily net assets:

           FUND                                        ANNUAL RATE
           ------                             ---------------------------------
           Japan Growth                       1.25% of average daily net assets
           Japan Small Company                1.25% of average daily net assets

WARBURG PINCUS JAPAN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 2000
--------------------------------------------------------------------------------

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR -- (CONT'D)

   For the year ended October 31, 2000, investment advisory fees and voluntary waivers were as follows:

                                    GROSS                     NET
           FUND                 ADVISORY FEE   WAIVER     ADVISORY FEE
           ----                 ------------   ------     -------------
           Japan Growth         $5,839,311   $(2,485,617)   $3,353,694
           Japan Small Company   7,327,621    (2,799,054)    4,528,567

   Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of CSAM, serves as co-administrator to each Fund. PFPC, Inc. ("PFPC"), an indirect subsidiary of PNC Financial Services Group, Inc., also serves as each Fund's co-administrator. For its administrative services, CSAMSI currently receives a fee calculated at an annual rate of .10% of each Fund's average daily net assets. For the year ended October 31, 2000, administrative services fees earned by CSAMSI were as follows:

           FUND                                      CO-ADMINISTRATION FEE
           ----                                      ---------------------
           Japan Growth                                   $467,145
           Japan Small Company                             586,210

   For its administrative services through July 31, 2000, PFPC received a fee, exclusive of out-of-pocket expenses, based on the following fee structure:

           AVERAGE DAILY NET ASSETS                     ANNUAL RATE
           ------------------------          ----------------------------------
           First $250 million                .12% of average daily net assets
           Next $250 million                 .10% of average daily net assets
           Next $250 million                 .08% of average daily net assets
           Over $750 million                 .05% of average daily net assets

   Effective August 1, 2000, for its administrative services, PFPC receives a fee, exclusive of out-of-pocket expenses, based on the following fee structure:

           AVERAGE DAILY NET ASSETS                       ANNUAL RATE
           ----------------------             ---------------------------------
           First $500 million                 .11% of average daily net assets
           Next $1 billion                    .09% of average daily net assets
           Over $1.5 billion                  .07% of average daily net assets

   For the year ended October 31, 2000, administrative services fees earned by PFPC (including out of pocket expenses) were as follows:

           FUND                                      CO-ADMINISTRATION FEE
           ----                                   ---------------------------
           Japan Growth                                   $494,436
           Japan Small Company                             568,213

WARBURG PINCUS JAPAN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 2000
--------------------------------------------------------------------------------

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR -- (CONT'D)

   CSAMSI served as distributor of each Fund's shares until January 1, 2000. On January 1, 2000, Provident Distributors, Inc. ("PDI") replaced CSAMSI as distributor to each Fund. On August 1, 2000, CSAMSI replaced PDI as distributor to each Fund. No compensation was payable by any of the Funds to PDI for distribution services. Pursuant to a distribution plan adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act, CSAMSI receives a fee for its distribution services. This fee is calculated at an annual rate of .25% and .50% of the average daily net assets of each Fund's Common Class shares and Advisor Class shares, respectively. CSAMSI may use this fee to compensate service organizations for shareholder servicing and distribution services. For the year ended October 31, 2000, shareholder servicing and distribution fees were as follows:

                                            SHAREHOLDER SERVICING/
            FUND                               DISTRIBUTION FEE
            ----                           --------------------------
           Japan Growth
            Common Class shares                    $1,155,608
            Advisor Class shares                       24,844
                                                   ----------
                                                   $1,180,452
                                                   ==========
           Japan SmallCompany
            Common Class shares                    $1,454,662
            Advisor Class shares                       22,109
                                                   ----------
                                                   $1,476,771
                                                   ==========

3. LINE OF CREDIT

   The Funds, together with other Funds advised by CSAM, have established a $350 million committed and a $75 million uncommitted, unsecured, line of credit facility ("Credit Facility") with Deutsche Bank, AG as administrative agent, State Street Bank and Trust Company as operations agent, Bank of Nova Scotia as syndication agent and certain other lenders, for temporary or emergency purposes primarily relating to unanticipated Fund share redemptions. Under the terms of the Credit Facility, the Funds with access to the Credit Facility pay an aggregate commitment fee at a rate of .075% per annum on the entire amount of the Credit Facility which is allocated among the participating Funds in such manner as is determined by the governing Boards of the various Funds. In addition, the participating Funds will pay interest on borrowings at the Federal funds rate plus .50%. At October 31, 2000 and during the year ended October 31, 2000, the Funds had the following borrowings under the Credit Facility:

WARBURG PINCUS JAPAN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 2000
--------------------------------------------------------------------------------

3. LINE OF CREDIT -- (CONT'D)

                                          AVERAGE    MAXIMUM        LOAN
                          AVERAGE DAILY  INTEREST  DAILY LOAN    OUTSTANDING
       FUND                LOAN BALANCE   RATE %   OUTSTANDING  AT 10/31/2000
       ----               -------------  --------  -----------  -------------
       Japan Growth        $24,795,389    6.496%   $146,214,000  $6,290,000
       Japan Small Company  22,812,254    6.490%    173,637,000   5,866,000

4. INVESTMENTS IN SECURITIES

   For the year ended October 31, 2000, purchases and sales of investment securities (excluding short-term investments) were as follows:

           FUND                                   PURCHASES        SALES
           ----                                 ------------   ------------
           Japan Growth                         $550,661,413   $747,937,541
           Japan Small Company                   276,751,000    789,611,970

   At October 31, 2000, the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) were as follows:

                                      UNREALIZED    UNREALIZED   NET UNREALIZED
           FUND                      APPRECIATION  DEPRECIATION   APPRECIATION
           ----                      ------------  ------------  --------------
           Japan Growth              $45,558,560   $(25,860,269)   $19,698,291
           Japan Small Company        60,465,517    (30,718,755)    29,746,762

5. FORWARD FOREIGN CURRENCY CONTRACTS

   Each Fund may enter into forward currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise from movements in the value of a foreign currency relative to the U.S. dollar and from the potential default of counterparties to the contracts. Each Fund will enter into forward contracts primarily for hedging purposes. Forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or the date on which an offsetting position is entered into.

   At October 31, 2000, Japan Growth and Japan Small Company had no open forward foreign currency contracts.

WARBURG PINCUS JAPAN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 2000
--------------------------------------------------------------------------------

6. CAPITAL SHARE TRANSACTIONS

   Both Funds are authorized to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares of each Fund are designated Common Class shares and two billion shares of each Fund are designated Advisor Class shares.

   Transactions in classes of each Fund were as follows:

                                          JAPAN GROWTH
                -------------------------------------------------------------------------------------------------------------
                                      COMMON CLASS SHARES                                   ADVISOR CLASS SHARES
                ------------------------------------------------------------   ----------------------------------------------
                   FOR THE YEAR ENDED               FOR THE YEAR ENDED           FOR THE YEAR ENDED       FOR THE YEAR ENDED
                    OCTOBER 31, 2000                 OCTOBER  31,1999             OCTOBER 31, 2000         OCTOBER 31,1999
                ----------------------------    ----------------------------   ----------------------    --------------------
                   SHARES         VALUE           SHARES         VALUE          SHARES      VALUE        SHARES      VALUE
                ------------ ---------------    -----------  ---------------   --------  ------------    -------  -----------
Shares sold      129,177,753 $ 3,485,417,398     79,744,093  $ 1,401,756,841    547,543  $ 15,728,336    206,249  $ 4,361,090
Shares issued in
  reinvestment
  of dividends     3,470,068      50,768,758              0                0     37,405       534,280          0            0
Shares
  repurchased   (138,961,817) (3,747,382,096)1  (62,797,016)  (1,108,802,345)  (527,138)  (14,303,154)1  (69,146)  (1,451,720)
                ------------ ---------------    -----------  ---------------   --------  ------------    -------  -----------
Net increase
  (decrease)      (6,313,996)$  (211,195,940)    16,947,077  $   292,954,496     57,810  $  1,959,462    137,103  $ 2,909,370
                ===========  ===============    ===========  ===============   ========  ============    =======  ===========


                                          JAPAN GROWTH
                -------------------------------------------------------------------------------------------------------------
                                      COMMON CLASS SHARES                                   ADVISOR CLASS SHARES
                ------------------------------------------------------------   ----------------------------------------------
                   FOR THE YEAR ENDED               FOR THE YEAR ENDED           FOR THE YEAR ENDED       FOR THE YEAR ENDED
                    OCTOBER 31, 2000                 OCTOBER  31,1999             OCTOBER 31, 2000         OCTOBER 31,1999
                ----------------------------    ----------------------------   ----------------------    --------------------
                   SHARES         VALUE           SHARES         VALUE          SHARES      VALUE        SHARES      VALUE
                ------------ ---------------    -----------  ---------------   --------  ------------    -------  -----------
Shares sold       71,833,920 $ 1,447,025,279    171,281,858  $ 2,303,201,289    709,514  $ 14,376,808    335,309  $ 5,327,035
Shares issued in
  reinvestment
  of dividends    22,943,279     148,923,879              0                0    167,189     1,088,277          0            0
Shares
  repurchased   (104,246,883) (2,034,403,932)2 (132,021,198)  (1,842,311,404)  (703,904)  (14,542,651)2 (152,747)  (2,497,695)
                ------------ ---------------   ------------  ---------------   --------  ------------   --------  -----------
Net increase
  (decrease)      (9,469,684)$  (438,454,774)    39,260,660  $   460,889,885    172,799  $    922,434    182,562  $ 2,829,340
                ============ ===============   ============  ===============   ========  ============   ========  ===========

--------------------------------------------------------------------------------
1 Includes $1,342,097 and $4,378 of redemption fees for the Common Class shares and Advisor Class shares respectively.
2 Includes $6,682,191 and $44,939 of redemption fees for the Common Class shares and Advisor Class shares respectively.

WARBURG PINCUS JAPAN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 2000
--------------------------------------------------------------------------------

6. CAPITAL SHARE TRANSACTIONS (CONT'D)

   On March 20, 2000, the Board of Directors of the Warburg Pincus Japan Growth Fund approved the imposition of a redemption fee plan, whereby 2% of the value of shares redeemed or exchanged less than six months from the date of purchase will be charged to shareholders. The Board also approved on this date, a plan whereby the redemption fee currently imposed by the Japan Small Company Fund was increased from 1% to 2%. These fees apply only to shares purchased on or after May 30, 2000 that are held for less than six months. Reinvested dividends and distributions are not subject to the fee. The fee will be charged based on the value of shares at redemption, and will be paid directly to the Fund and become part of the Fund's daily net asset value calculation. When shares are redeemed that are subject to the fee, reinvested dividends and distributions will be redeemed first, followed by the shares held longest.

7. RECLASSIFICATION OF COMPOSITION OF NET ASSETS

   At October 31, 2000, accumulated undistributed net investment loss and accumulated net realized gain from investments and foreign currency related transactions have been adjusted for current period permanent book/tax differences. The Japan Growth and Japan Small Company Funds reclassified ($6,586,980) and ($8,678,582) respectively, from accumulated undistributed net investment loss to accumulated net realized gain from investments and foreign currency related transactions.

WARBURG PINCUS JAPAN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 2000
--------------------------------------------------------------------------------

8. OTHER FINANCIAL HIGHLIGHTS

   Each Fund currently offers one other class of shares, the Common Class shares, representing equal pro rata interests in each Fund. The financial highlights for a Common Class share of each Fund are as follows:

                                                           JAPAN GROWTH
                                          -----------------------------------------------
                                                        COMMON CLASS SHARES
                                          -----------------------------------------------
                                           2000       1999      1998     1997     19961
                                          --------  --------   -------  --------  -------
PER-SHARE DATA
    Net asset value, beginning of period  $  24.26  $   8.59   $  9.74  $  9.85   $ 10.00
                                          --------  --------   -------  --------  -------
INVESTMENT ACTIVITIES:
    Net investment loss                      (0.42)    (0.10)    (0.07)2  (0.07)    (0.06)
    Net gains (losses) from investments and
      foreign currency related transactions
      (both realized and unrealized)         (8.64)    15.77     (1.08)    0.21     (0.09)
                                          --------  --------   -------  --------  -------
      Total from investment activities       (9.06)    15.67     (1.15)    0.14     (0.15)
                                          --------  --------   -------  --------  -------
LESS DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income      0.00      0.00      0.00    (0.20)     0.00
    Distributions from net realized gains    (3.75)     0.00      0.00     0.00      0.00
    Distributions in excess of net
      realized gains                          0.00      0.00      0.00    (0.05)     0.00
                                          --------  --------   -------  --------  -------
      Total dividends and distributions      (3.75)     0.00      0.00    (0.25)     0.00
                                          --------  --------   -------  --------  -------
REDEMPTION FEES:                              0.09      0.00      0.00     0.00      0.00
                                          --------  --------   -------  --------  -------
NET ASSET VALUE, END OF PERIOD           $   11.54  $  24.26    $ 8.59  $  9.74   $  9.85
                                         ========   ========    ======  ========  =======
      Total return                          (40.04)%  182.42%   (11.81)%   1.47%    (1.50)%3
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)  $177,080  $525,489   $40,519  $24,954   $20,157
    Ratio of expenses to average net assets5  1.77%     1.76%     1.75%    1.75%     1.76%4
    Ratio of net investment loss to average
      net assets                             (1.41)%   (1.32)%    (.76)%  (1.03)%   (1.03)%4
    Decrease reflected in above operating expense
      ratios due to waivers/reimbursements    0.53%     0.45%     0.53%    0.81%     1.79%4
Portfolio turnover rate                     117.59%   171.12%    75.82%   93.84%    51.72%

--------------------------------------------------------------------------------
1 For the period December 29, 1995 (commencement of operations) through October 31, 1996.
2  Per share  information  is calculated  using the average  shares  outstanding method.
3  Non-annualized.
4  Annualized.
5 Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Common Class shares' expense ratio by .02% for the year ended October 31, 2000 and .01%, .00%, .00%, and .01% for the years ending October 31, 1999,
   1998, 1997 and for the period ending October 31, 1996, respectively. The Common Class shares' operating expense ratios after reflecting these arrangements were 1.75% for each of the years ended October 31, 2000, 1999, 1998, 1997 and for the period ending October 31, 1996.

WARBURG PINCUS JAPAN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 2000
--------------------------------------------------------------------------------

8. OTHER FINANCIAL HIGHLIGHTS -- (CONT'D)

                                                     JAPAN SMALL COMPANY
                                          -----------------------------------------------
                                                      COMMON CLASS SHARES
                                          -----------------------------------------------
                                            2000      1999      1998      1997      1996
                                          --------  --------   -------   ------- --------
PER-SHARE DATA
    Net asset value, beginning of year    $  18.61  $   5.57   $  6.37   $  8.47 $   9.09
                                          --------  --------   -------   ------- --------
INVESTMENT ACTIVITIES:
    Net investment loss                      (0.24)    (0.08)    (0.01)    (1.22)   (0.23)
    Net gains (losses) from investments and
      foreign currency related transactions
      (both realized and unrealized)         (5.74)    13.12     (0.67)    (0.79)   (0.01)
                                          --------  --------   -------   ------- --------
      Total from investment activities       (5.98)    13.04     (0.68)    (2.01)   (0.24)
                                          --------  --------   -------   ------- --------
LESS DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net  investment income     0.00      0.00      0.00      0.00    (0.38)
    Distributions from net realized gains    (7.93)     0.00     (0.07)    (0.09)    0.00
    Return of capital                         0.00      0.00     (0.05)     0.00     0.00
                                          --------  --------   -------   ------- --------
      Total dividends and distributions      (7.93)     0.00     (0.12)    (0.09)   (0.38)
                                          --------  --------   -------   ------- --------
REDEMPTION FEES:                              0.18      0.00      0.00      0.00     0.00
                                          --------  --------   -------   ------- --------
NET ASSET VALUE, END OF YEAR              $   4.88  $  18.61   $  5.57   $  6.37 $   8.47
                                          ========  ========   =======   ======= ========
      Total return                          (41.53)%  234.11%   (10.61)%  (23.98)%  (2.79)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year
  (000s omitted)                          $177,992  $855,282   $37,299   $41,627 $154,460
    Ratio of expenses to
      average net assets1                     1.77%     1.76%     1.75%     1.76%    1.76%
    Ratio of net investment loss
      to average net assets                  (1.48)%   (1.25)%   (0.84)%   (1.10)%  (1.22)%
    Decrease reflected in above operating expense
      ratios due to waivers/reimbursements   (0.48)%    0.43%     0.81%     0.51%    0.29%
Portfolio turnover rate                      46.02%   249.79%   112.68%   100.60%   95.23%

--------------------------------------------------------------------------------
1 Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Common Class shares' expense ratio by .02% for the year ended October 31, 2000 and .01%, .00%, .01% and .01% for the years ending October 31, 1999, 1998, 1997 and 1996, respectively. The Common Class shares' operating expense ratios after reflecting these arrangements were 1.75% for each of the years ended October 31, 2000, 1999, 1998, 1997 and 1996.

WARBURG PINCUS FUNDS
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of

Warburg, Pincus Japan Growth Fund, Inc.;
Warburg, Pincus Japan Small Company Fund, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects the financial position of the Warburg, Pincus Japan Growth Fund, Inc. and Warburg, Pincus Japan Small Company Fund, Inc., (all funds collectively referred to as the "Funds") at October 31, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and their financial highlights for each of the years (or periods) presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Two Commerce Square
2001 Market Street
Philadelphia, Pennsylvania
December 15, 2000

WARBURG PINCUS JAPAN FUNDS
SHAREHOLDER TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

   Each Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of each Fund's fiscal year end as to the U.S. federal tax status of distributions received by the Fund's shareholders in respect of such fiscal year. During the fiscal year ended October 31, 2000, the following dividends and distributions per share were paid by each of the Funds:

                                ORDINARY      FOREIGN SOURCE      FOREIGN TAXES
                                 INCOME           INCOME        PAID OR WITHHELD
FUND                            PER SHARE        PER SHARE          PER SHARE
----                            --------       -------------    ----------------
PAYMENT DATE                    12/07/99
Japan Growth Fund
      Common shares              $0.1148           $0.0048           $0.0028
      Advisor shares              0.1148            0.0039            0.0028
Japan Small Company Fund
      Common shares               0.0486            0.0069            0.0030
      Advisor shares              0.0536            0.0067            0.0030


   The above information was provided to calendar year taxpayers via Form 1099-DIV mailed in January of 2000.

                          ORDINARY    LONG-TERM  FOREIGN SOURCE   FOREIGN TAXES
                           INCOME   CAPITAL GAINS    INCOME     PAID OR WITHHELD
FUND                      PER SHARE   PER SHARE     PER SHARE       PER SHARE
----                     ----------  -----------  -------------    -------------
      PAYMENT DATE        08/14/00    08/14/00
Japan Growth Fund
      Common shares        $3.0675      $0.5721       $0.0783         $0.0123
      Advisor shares        3.0385       0.5721        0.0781          0.0123
Japan Small Company Fund
      Common shares         7.8425       0.0344        0.0612          0.0097
      Advisor shares        7.7850       0.0344        0.0607          0.0097

   Because the fiscal year of the Funds is not a calendar year, another notification will be sent with respect to calendar year 2000. The second notification, which will reflect the amount to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with form 1099-DIV and will be mailed in January 2001.

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                                 WARBURG PINCUS

                                  ADVISOR FUNDS

                               CREDIT SUISSE ASSET

                             MANAGEMENT SECURITIES,

                                INC., DISTRIBUTOR
--------------------------------------------------------------------------------

Credit Suisse Asset Management Securities, Inc., Distributor, is located at 466 Lexington Ave., New York, NY 10017-3147. Warburg Pincus Advisor Funds are Advised by Credit Suisse Asset Management LLC.

[Warburg Pincus and Credit Suisse logos omitted]

                                                                    ADJPN-2-1000